Exhibit 4(d)

ENDORSEMENT

OPTIONAL DEATH BENEFIT ENHANCEMENT

This Endorsement is made a part of, and subject to, the other terms and conditions of the Certificate to which it is attached.

This Endorsement modifies the AMOUNT OF DEATH BENEFIT before the Annuity Date under the DEATH PROVISIONS and is effective on the Certificate Date.

The following terms in this Endorsement are defined as follows:

CONTINUATION DATE is the Date on which We receive, in Our Service Center both:  (a) the Spousal Beneficiary’s written request to continue the Certificate in force, and (b) Due Proof of Death of the Certificate Participant. If We receive (a) and (b) on different dates, the Continuation Date will be the later date.

CONTINUATION YEAR is a year starting from the Continuation Date in one calendar year and ending on the day preceding the anniversary of such date in the succeeding calendar year.

NET PURCHASE PAYMENT is the sum of all Purchase Payments, reduced proportionately on the date of each partial withdrawal by the percentage at which the Certificate Value is reduced by such withdrawal (including an or charges applicable to the withdrawal).

SPOUSAL BENEFICIARY is the Participant’s spouse who:  (a) is designated as the primary Beneficiary; (b) is age 80 or younger at the time of the Participant’s death; and (c) elects to continue the Certificate as the Participant.

DEATH BENEFIT ENHANCEMENT PROVISIONS

The Death Benefit Enhancement is an amount, calculated using the Death Benefit Enhancement table below that may be payable in addition to the Death Benefit option You selected. Once elected, You cannot terminate this Death Benefit Enhancement. However, Your Spousal Beneficiary can terminate this benefit on the Continuation Date. The Death Benefit Enhancement terminates upon the Latest Annuity Date.

Death Benefit Enhancement
Number of Years Elapsed	Percentage of Earnings	Maximum Benefit Percentage
All Elapsed Years	[25%]	[40%]

Death Benefit Enhancement Charge
On an annual basis, the Death Benefit Enhancement Charge is equal to [0.25%] of Your average daily ending value of the assets attributable to the Accumulation Units of the Subaccount(s) or Variable Portfolio(s), whichever is applicable, to which the Certificate Value is allocated. We deduct this charge daily. This charge is in addition to the other charges that are deducted daily in Your Certificate.

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Death Benefit Enhancement Before the Continuation Date
Earnings, for purposes of calculating the Death Benefit Enhancement amount, equal the amount by which Your Certificate Value exceeds Net Purchase Payment(s) as of the date of Your death. If You have earnings as defined above in Your Certificate at the time We receive Your Due Proof of Death, We will add any applicable Death Benefit Enhancement to the amount of Your Death Benefit. The Percentage of Earnings that will be added to Your Death Benefit as a Death Benefit Enhancement depends on how long Your Certificate was in force prior to the date of Your death.

For purposes of determining any Death Benefit Enhancement amount payable upon Your death, the items in the Death Benefit Enhancement table are described as follows:

Number of Years Elapsed is the number of full Certificate Years from the Certificate Date to the date of Your death.

Percentage of Earnings is a percentage applied to the earnings in Your Certificate from the Certificate Date to the date of Your death.

Maximum Benefit Percentage is a percentage that when applied to the Net Purchase Payment(s) defines the maximum amount of the Death Benefit Enhancement. Net Purchase Payments received by Us after the [5th] Certificate Anniversary, must remain in Your Certificate for at least [6 full months] to be included in the calculation of the maximum amount of the Death Benefit Enhancement.

Death Benefit Enhancement After the Continuation Date
Upon receipt of Due Proof of Death of the Spousal Beneficiary, We will add any applicable Death Benefit Enhancement to the amount of the Spousal Beneficiary’s Death Benefit.

For purposes of determining any Death Benefit Enhancement amount payable upon the Spousal Beneficiary’s death, the following items in the Death Benefit Enhancement table are described as follows:

Number of Years Elapsed is the number of full Continuation Years from the Continuation Date to the date of death of the Spousal Beneficiary.

Percentage of Earnings is a percentage applied to the earnings in the Certificate from the Continuation Date to the Spousal Beneficiary’s date of death. For purposes of this calculation, earnings are defined as (a) minus (b) where:

(a)	is the Certificate Value on the Spousal Beneficiary’s date of death; and
(b)	is the sum of the Certificate Value on the Continuation Date (including any amount added to the Certificate Value by Us) and any Net Purchase Payment(s) received on or after the Continuation Date.

Maximum Benefit Percentage is a percentage, that when applied to the sum of (a) plus (b) below, defines the maximum amount of the Death Benefit Enhancement, where:

(a)
is the Certificate Value on the Continuation Date (including any amount added to the Certificate Value by Us on the Continuation Date), reduced proportionately on the date of each partial withdrawal occurring on or after the Continuation Date, by the percentage at which the Certificate Value is reduced by such withdrawal (including any fees or charges applicable to the withdrawal) on that date;

(b)
is any Net Purchase Payment(s) made on or after the Continuation Date until the Spousal Beneficiary’s date of death. Purchase Payments received by Us after [5] Continuation Years, must remain in Your Certificate for at least [6 full months] to be included in the calculation of the maximum amount of the Death Benefit Enhancement.

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Signed	for the Company to be effective on the Certificate Date.

ANCHOR	NATIONAL LIFE INSURANCE COMPANY

/s/ CHRISTINE A. NIXON	/s/ JAY S. WINTROB
Christine A. Nixon Secretary	Jay S. Wintrob President

3

ENDORSEMENT

OPTIONAL DEATH BENEFIT ENHANCEMENT

This Endorsement is made a part of, and subject to, the other terms and conditions of the Certificate to which it is attached.

This Endorsement modifies the AMOUNT OF DEATH BENEFIT before the Annuity Date under the DEATH PROVISIONS and is effective on the Certificate Date.

The following terms in this Endorsement are defined as follows:

CONTINUATION DATE is the Date on which We receive, in Our Service Center both:  (a) the Spousal Beneficiary’s written request to continue the Certificate in force, and (b) Due Proof of Death of the Certificate Participant. If We receive (a) and (b) on different dates, the Continuation Date will be the later date.

CONTINUATION YEAR is a year starting from the Continuation Date in one calendar year and ending on the day preceding the anniversary of such date in the succeeding calendar year.

NET PURCHASE PAYMENT is the sum of all Purchase Payments, reduced proportionately on the date of each partial withdrawal by the percentage at which the Certificate Value is reduced by such withdrawal (including an or charges applicable to the withdrawal).

SPOUSAL BENEFICIARY is the Participant’s spouse who:  (a) is designated as the primary Beneficiary; (b) is age 80 or younger at the time of the Participant’s death; and (c) elects to continue the Certificate as the Participant.

DEATH BENEFIT ENHANCEMENT PROVISIONS

The Death Benefit Enhancement is an amount, calculated using the Death Benefit Enhancement table below that may be payable in addition to the Death Benefit option You selected. Once elected, You cannot terminate this Death Benefit Enhancement. However, Your Spousal Beneficiary can terminate this benefit on the Continuation Date. The Death Benefit Enhancement terminates upon the Latest Annuity Date.

Death Benefit Enhancement
Number of Years Elapsed	Percentage of Earnings	Maximum Benefit Percentage
All Elapsed Years	[25%]	[40%]

Death Benefit Enhancement Charge
On an annual basis, the Death Benefit Enhancement Charge is equal to [0.25%] of Your average daily ending value of the assets attributable to the Accumulation Units of the Subaccount(s) or Variable Portfolio(s), whichever is applicable, to which the Certificate Value is allocated. We deduct this charge daily. This charge is in addition to the other charges that are deducted daily in Your Certificate.

Death Benefit Enhancement Before the Continuation Date
Earnings, for purposes of calculating the Death Benefit Enhancement amount, equal the amount by which Your Certificate Value exceeds Net Purchase Payment(s) as of the date of Your death. If You

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have earnings as defined above in Your Certificate at the time We receive Your Due Proof of Death, We will add any applicable Death Benefit Enhancement to the amount of Your Death Benefit. The Percentage of Earnings that will be added to Your Death Benefit as a Death Benefit Enhancement depends on how long Your Certificate was in force prior to the date of Your death.

For purposes of determining any Death Benefit Enhancement amount payable upon Your death, the items in the Death Benefit Enhancement table are described as follows:

Number of Years Elapsed is the number of full Certificate Years from the Certificate Date to the date of Your death.

Percentage of Earnings is a percentage applied to the earnings in Your Certificate from the Certificate Date to the date of Your death.

Maximum Benefit Percentage is a percentage that when applied to the Net Purchase Payment(s) defines the maximum amount of the Death Benefit Enhancement. Net Purchase Payments received by Us after the [5th] Certificate Anniversary, must remain in Your Certificate for at least [6 full months] to be included in the calculation of the maximum amount of the Death Benefit Enhancement.

Death Benefit Enhancement After the Continuation Date
Upon receipt of Due Proof of Death of the Spousal Beneficiary, We will add any applicable Death Benefit Enhancement to the amount of the Spousal Beneficiary’s Death Benefit.

For purposes of determining any Death Benefit Enhancement amount payable upon the Spousal Beneficiary’s death, the following items in the Death Benefit Enhancement table are described as follows:

Number of Years Elapsed is the number of full Continuation Years from the Continuation Date to the date of death of the Spousal Beneficiary.

Percentage of Earnings is a percentage applied to the earnings in the Certificate from the Continuation Date to the Spousal Beneficiary’s date of death. For purposes of this calculation, earnings are defined as (a) minus (b) where:

(a)	is the Certificate Value on the Spousal Beneficiary’s date of death; and
(b)	is the sum of the Certificate Value on the Continuation Date (including any amount added to the Certificate Value by Us) and any Net Purchase Payment(s) received on or after the Continuation Date.

Maximum Benefit Percentage is a percentage, that when applied to the sum of (a) plus (b) below, defines the maximum amount of the Death Benefit Enhancement, where:

(a)
is the Certificate Value on the Continuation Date (including any amount added to the Certificate Value by Us on the Continuation Date), reduced proportionately on the date of each partial withdrawal occurring on or after the Continuation Date, by the percentage at which the Certificate Value is reduced by such withdrawal (including any fees or charges applicable to the withdrawal) on that date;

(b)
is any Net Purchase Payment(s) made on or after the Continuation Date until the Spousal Beneficiary’s date of death. Purchase Payments received by Us after [5] Continuation Years, must remain in Your Certificate for at least [6 full months] to be included in the calculation of the maximum amount of the Death Benefit Enhancement.

Signed	for the Company to be effective on the Certificate Date.

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ANCHOR	NATIONAL LIFE INSURANCE COMPANY

/s/ CHRISTINE A. NIXON	/s/ JAY S. WINTROB
Christine A. Nixon Secretary	Jay S. Wintrob President

3

ENDORSEMENT

OPTIONAL DEATH BENEFIT ENHANCEMENT

This Endorsement is made a part of, and subject to, the other terms and conditions of the Contract to which it is attached.

This Endorsement modifies the AMOUNT OF DEATH BENEFIT before the Annuity Date under the DEATH PROVISIONS and is effective on the Contract Date.

The following terms in this Endorsement are defined as follows:

CONTINUATION DATE is the Date on which We receive, in Our Service Center both: (a) the Spousal Beneficiary’s written request to continue the Contract in force, and (b) Due Proof of Death of the Contract Owner. If We receive (a) and (b) on different dates, the Continuation Date will be the later date.

CONTINUATION YEAR is a year starting from the Continuation Date in one calendar year and ending on the day preceding the anniversary of such date in the succeeding calendar year.

NET PURCHASE PAYMENT is the sum of all Purchase Payments, reduced proportionately on the date of each partial withdrawal by the percentage at which the Contract Value is reduced by such withdrawal (including any fees or charges applicable to the withdrawal).

SPOUSAL BENEFICIARY is the Owner’s spouse who: (a) is designated as the primary Beneficiary; (b) is age 80 or younger at the time of the Owner’s death; and (c) elects to continue the Contract as the Owner.

DEATH BENEFIT ENHANCEMENT PROVISIONS

The Death Benefit Enhancement is an amount, calculated using the Death Benefit Enhancement table below that may be payable in addition to the Death Benefit option You selected. Once elected, You cannot terminate this Death Benefit Enhancement. However, Your Spousal Beneficiary can terminate this benefit on the Continuation Date. The Death Benefit Enhancement terminates upon the Latest Annuity Date.

Death Benefit Enhancement
Number of Years Elapsed*	Percentage of Earnings	Maximum Benefit Percentage
[0-4]	[25%]	[40%]
[5-9]	[40%*]	[65%*]
[10+]	[50%*]	[75%*]
*	Does not apply on Spousal Continuation if Spousal Beneficiary is age 70 or older on the Continuation Date.

Death Benefit Enhancement Charge
On an annual basis, the Death Benefit Enhancement Charge is equal to [0.25%] of Your average daily ending value of the assets attributable to the Accumulation Units of the Subaccount(s) or Variable Portfolio(s), whichever is applicable, to which the Contract Value is allocated. We deduct this charge daily. This charge is in addition to the other charges that are deducted daily in Your Contract.

Death Benefit Enhancement Before the Continuation Date
Earnings, for purposes of calculating the Death Benefit Enhancement amount, equal the amount by which Your Contract Value exceeds Net Purchase Payment(s) as of the date of Your death. If You have earnings as defined above in Your Contract at the time We receive Your Due Proof of Death, We will add any applicable Death Benefit Enhancement to the amount of Your Death Benefit. The Percentage of Earnings that will be added to Your Death Benefit as a Death Benefit Enhancement depends on how long Your Contract was in force prior to the date of Your death.

For purposes of determining any Death Benefit Enhancement amount payable upon Your death, the items in the Death Benefit Enhancement table are described as follows:

Number of Years Elapsed is the number of full Contract Years from the Contract Date to the date of Your death.

Percentage of Earnings is a percentage applied to the earnings in Your Contract from the Contract Date to the date of Your death.

Maximum Benefit Percentage is a percentage that when applied to the Net Purchase Payment(s) defines the maximum amount of the Death Benefit Enhancement. Net Purchase Payments received by Us after the [5th] Contract Anniversary, must remain in Your Contract for at least [6 full months] to be included in the calculation of the maximum amount of the Death Benefit Enhancement.

Death Benefit Enhancement After the Continuation Date
Upon receipt of Due Proof of Death of the Spousal Beneficiary, We will add any applicable Death Benefit Enhancement to the amount of the Spousal Beneficiary’s Death Benefit.

For purposes of determining any Death Benefit Enhancement amount payable upon the Spousal Beneficiary’s death, the following items in the Death Benefit Enhancement table are described as follows:

Number of Years Elapsed is the number of full Continuation Years from the Continuation Date to the date of death of the Spousal Beneficiary.

Percentage of Earnings is a percentage applied to the earnings in the Contract from the Continuation Date to the Spousal Beneficiary’s date of death. For purposes of this calculation, earnings are defined as (a) minus (b) where:

(a)	is the Contract Value on the Spousal Beneficiary’s date of death; and
(b)	is the sum of the Contract Value on the Continuation Date (including any amount added to the Contract Value by Us) and any Net Purchase Payment(s) received on or after the Continuation Date.

Maximum Benefit Percentage is a percentage, that when applied to the sum of (a) plus (b) below, defines the maximum amount of the Death Benefit Enhancement, where:

(a)
is the Contract Value on the Continuation Date (including any amount added to the Contract Value by Us on the Continuation Date), reduced proportionately on the date of each partial withdrawal occurring on or after the Continuation Date, by the percentage at which the Contract Value is reduced by such withdrawal (including any fees or charges applicable to the withdrawal) on that date;

(b)
is any Net Purchase Payment(s) made on or after the Continuation Date until the Spousal Beneficiary’s date of death. Purchase Payments received by Us after [5] Continuation Years, must remain in Your Contract for at least [6 full months] to be included in the calculation of the maximum amount of the Death Benefit Enhancement.

Signed	for the Company to be effective on the Contract Date.

ANCHOR	NATIONAL LIFE INSURANCE COMPANY

/s/ CHIRSTINE A. NIXON	/s/ Jay S. WINTROB
Christine A. Nixon Secretary	Jay S. Wintrob President

ENDORSEMENT

OPTIONAL DEATH BENEFIT ENHANCEMENT

This Endorsement is made a part of, and subject to, the other terms and conditions of the Certificate to which it is attached.

This Endorsement modifies the AMOUNT OF DEATH BENEFIT before the Annuity Date under the DEATH PROVISIONS and is effective on the Certificate Date.

The following terms in this Endorsement are defined as follows:

CONTINUATION DATE is the Date on which We receive, in Our Service Center both: (a) the Spousal Beneficiary’s written request to continue the Certificate in force, and (b) Due Proof of Death of the Certificate Participant. If We receive (a) and (b) on different dates, the Continuation Date will be the later date.

CONTINUATION YEAR is a year starting from the Continuation Date in one calendar year and ending on the day preceding the anniversary of such date in the succeeding calendar year.

NET PURCHASE PAYMENT is the sum of all Purchase Payments, reduced proportionately on the date of each partial withdrawal by the percentage at which the Certificate Value is reduced by such withdrawal (including any fees or charges applicable to the withdrawal).

SPOUSAL BENEFICIARY is the Participant’s spouse who: (a) is designated as the primary Beneficiary; (b) is age 80 or younger at the time of the Participant’s death; and (c) elects to continue the Certificate as the Participant.

DEATH BENEFIT ENHANCEMENT PROVISIONS

The Death Benefit Enhancement is an amount, calculated using the Death Benefit Enhancement table below that may be payable in addition to the Death Benefit option You selected. Once elected, You cannot terminate this Death Benefit Enhancement. However, Your Spousal Beneficiary can terminate this benefit on the Continuation Date. The Death Benefit Enhancement terminates upon the Latest Annuity Date.

Death Benefit Enhancement
Number of Years Elapsed*	Percentage of Earnings	Maximum Benefit Percentage
[0-4]	[25%]	[40%]
[5-9]	[40%*]	[65%*]
[10+]	[50%*]	[75%*]
*	Does not apply on Spousal Continuation if Spousal Beneficiary is age 70 or older on the Continuation Date.

Death Benefit Enhancement Charge
On an annual basis, the Death Benefit Enhancement Charge is equal to [0.25%] of Your average daily ending value of the assets attributable to the Accumulation Units of the Subaccount(s) or Variable Portfolio(s), whichever is applicable, to which the Certificate Value is allocated. We deduct this charge daily. This charge is in addition to the other charges that are deducted daily in Your Certificate.

1

Death Benefit Enhancement Before the Continuation Date
Earnings, for purposes of calculating the Death Benefit Enhancement amount, equal the amount by which Your Certificate Value exceeds Net Purchase Payment(s) as of the date of Your death. If You have earnings as defined above in Your Certificate at the time We receive Your Due Proof of Death, We will add any applicable Death Benefit Enhancement to the amount of Your Death Benefit. The Percentage of Earnings that will be added to Your Death Benefit as a Death Benefit Enhancement depends on how long Your Certificate was in force prior to the date of Your death.

For purposes of determining any Death Benefit Enhancement amount payable upon Your death, the items in the Death Benefit Enhancement table are described as follows:

Number of Years Elapsed is the number of full Certificate Years from the Certificate Date to the date of Your death.

Percentage of Earnings is a percentage applied to the earnings in Your Certificate from the Certificate Date to the date of Your death.

Maximum Benefit Percentage is a percentage that when applied to the Net Purchase Payment(s) defines the maximum amount of the Death Benefit Enhancement. Net Purchase Payments received by Us after the [5th] Certificate Anniversary, must remain in Your Certificate for at least [6 full months] to be included in the calculation of the maximum amount of the Death Benefit Enhancement.

Death Benefit Enhancement After the Continuation Date
Upon receipt of Due Proof of Death of the Spousal Beneficiary, We will add any applicable Death Benefit Enhancement to the amount of the Spousal Beneficiary’s Death Benefit.

For purposes of determining any Death Benefit Enhancement amount payable upon the Spousal Beneficiary’s death, the following items in the Death Benefit Enhancement table are described as follows:

Number of Years Elapsed is the number of full Continuation Years from the Continuation Date to the date of death of the Spousal Beneficiary.

Percentage of Earnings is a percentage applied to the earnings in the Certificate from the Continuation Date to the Spousal Beneficiary’s date of death. For purposes of this calculation, earnings are defined as (a) minus (b) where:

(a)	is the Certificate Value on the Spousal Beneficiary’s date of death; and
(b)	is the sum of the Certificate Value on the Continuation Date (including any amount added to the Certificate Value by Us) and any Net Purchase Payment(s) received on or after the Continuation Date.

Maximum Benefit Percentage is a percentage, that when applied to the sum of (a) plus (b) below, defines the maximum amount of the Death Benefit Enhancement, where:

(a)
is the Certificate Value on the Continuation Date (including any amount added to the Certificate Value by Us on the Continuation Date), reduced proportionately on the date of each partial withdrawal occurring on or after the Continuation Date, by the percentage at which the Certificate Value is reduced by such withdrawal (including any fees or charges applicable to the withdrawal) on that date;

(b)
is any Net Purchase Payment(s) made on or after the Continuation Date until the Spousal Beneficiary’s date of death. Purchase Payments received by Us after [5] Continuation Years, must remain in Your Certificate for at least [6 full months] to be included in the calculation of the maximum amount of the Death Benefit Enhancement.

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Signed	for the Company to be effective on the Certificate Date.

ANCHOR	NATIONAL LIFE INSURANCE COMPANY

/s/ CHRISTINE A. NIXON	/s/ JAY S. WINTROB
Christine A. Nixon Secretary	Jay S. Wintrob President

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